Exhibit 10.1
Execution Original

FIRST AMENDMENT
TO AMENDMENT AND RESTATEMENT
OF MASTER COOPERATION AND SAFETY AGREEMENT

THIS FIRST AMENDMENT TO AMENDMENT AND RESTATEMENT OF
MASTER COOPERATION AND SAFETY AGREEMENT (this “First Amendment”) made and entered this the 7th day of January, 2016, and effective as of July 31, 2015, is by and between CNX THERMAL HOLDINGS LLC, a Delaware limited liability company (“CTH”), CONSOL PENNSYLVANIA COAL COMPANY LLC, a Delaware limited liability company (“CPCC”), CONRHEIN COAL COMPANY, a Pennsylvania general partnership (“Conrhein” and, together with CTH and CPCC, “Coal Party”), CNX GAS COMPANY LLC, a Virginia limited liability company (“Gas Party”), and each party designated as a subsidiary of CONSOL Energy Inc. (“CEI”) on Schedule 1 attached hereto (collectively, the “CEI Subsidiaries”). All of the foregoing Persons, excluding CEI, are referred to herein separately as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain Amendment and Restatement of Master Cooperation and Safety Agreement dated July 7, 2015, a Memorandum of which appears of record in the Recorder’s Office of Greene County, Pennsylvania, at Book 486, Page 124 (the “Cooperation and Safety Agreement”); and

WHEREAS, the Parties desire to amend the Cooperation and Safety Agreement in order to expand the Pennsylvania Mine Area defined therein, and subject thereto, so that it includes the additional lands described herein below;

NOW THEREFORE, in consideration of the premises and of the mutual covenants, agreements, conditions and obligations set forth in the Cooperation and Safety Agreement and this First Amendment, the Parties, intending to be legally bound, do hereby agree as follows:

1.Incorporation of Recitals. The recitals set forth above are hereby incorporated into and made a part of this First Amendment.

2.Defined Terms. All capitalized terms not defined herein shall have the meanings given to them in the Cooperation and Safety Agreement.

3.Amendments. The Cooperation and Safety Agreement is hereby modified and amended as follows:

Execution Original

(a)The “Pennsylvania Mine Area”, as defined in the Cooperation and Safety Agreement, is hereby modified to mean the area designated and shown on Exhibit A attached hereto, and Exhibit A attached to the Cooperation and Safety Agreement shall be deemed stricken and replaced with Exhibit A attached to this First Amendment; thereby expanding the Pennsylvania Mine Area to include the additional lands described on Exhibit A-1 attached hereto (the “Expansion Area”).

(b)The Existing Permits/Agreements identified and described on Exhibit G attached to the Cooperation and Safety Agreement shall be deemed to include the following additional Existing Permits/Agreements:

a.	Existing Agreements added to Exhibit G:

1.	Closing Agreement dated July 31, 2015, by and between CPCC, Conrhein, Alpha Coal Resources Company, LLC, and Pennsylvania Land Holdings Company, LLC.

b.	Existing Permits added to Exhibit G:

Any active, submitted, pending, and proposed or amended oil and gas Well permits or other permits for other activities or operations within the Expansion Area, as of the Effective Date.

1.Schedule and Exhibits. The Schedule and Exhibits attached hereto constitute a part of this First Amendment, and are incorporated herein by reference. Each Party and its counsel has received a complete set of such Schedule and Exhibits, prior to and as of the execution of this First Amendment.

2.No Further Amendment. Except as modified and amended herein, the terms and conditions of the Cooperation and Safety Agreement remain unchanged, and the Cooperation and Safety Agreement, as modified and amended herein, remains in full force and effect in accordance with the terms and conditions thereof. Further, CTH hereby acknowledges and agrees that: (a) as relates to areas outside of the Pennsylvania Mine Area, CTH is not a party to that certain Master Cooperation and Safety Agreement, by and between CEI, and certain of its subsidiaries, and CNX Gas Corporation, and certain of its subsidiaries, dated August 1, 2005, as amended (the “MCSA”); and (b) the MCSA may be further amended, revised, or terminated as relates to areas outside the Pennsylvania Mine Area without the consent, or joinder, of CTH; provided, however, that any such amendment, revision, or termination of the MCSA will not impact the Cooperation and Safety Agreement or the Pennsylvania Mine Area, as defined in this First Amendment.

3.Conflicts. In the event of any conflict between the provisions of the Cooperation and Safety Agreement and this First Amendment, the provisions of this First Amendment shall control.

Execution Original

4.Successors and Permitted Assigns. This First Amendment shall be binding upon and accrue to the benefit of the Parties and their respective successors and permitted assigns.

5.Counterparts. This First Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.

6.Memorandum. The Parties agree that, at the request of any Party, the Parties shall execute a memorandum with respect to this First Amendment, which shall be recorded in the County, or Counties, where the Expansion Area is located, for purposes of giving public notice thereof.

[Signature pages follow]

Execution Original

IN WITNESS WHEREOF, the Parties have executed this First Amendment effective as of July 31, 2015.

GAS PARTY:                        COAL PARTY:

CNX GAS COMPANY LLC            CONRHEIN COAL COMPANY

By: /s/ Stephen W. Johnson            By: /s/ Stephen W. Johnson
Name: Stephen W. Johnson                Name: Stephen W. Johnson
Title: Senior Vice President                Title: Senior Vice President

CONSOL PENNSYLVANIA COAL COMPANY LLC

By: /s/ Stephen W. Johnson
Name: Stephen W. Johnson
Title: Vice President and Secretary

CERTAIN CEI SUBSIDIARIES:

CNX GAS CORPORATION

By: /s/ Stephen W. Johnson
Name: Stephen W. Johnson
Title: Executive Vice President
and Chief Administrative Officer

CONSOL AMONATE FACILITY LLC CONSOL AMONATE
MINING COMPANY LLC CONSOL BUCHANAN
MINING COMPANY LLC
CONSOL MINING COMPANY LLC
CONSOL MINING
HOLDING COMPANY LLC R&PCC LLC
CNX LAND LLC
CNX RCPC LLC
CNX MARINE TERMINALS INC
CNX WATER ASSETS LLC
CONSOL OF CANADA INC.

By: /s/ Stephen W. Johnson
Name: Stephen W. Johnson
Title: Vice President
of each of the Foregoing

Execution Original

COAL PARTY:

CNX THERMAL HOLDINGS LLC

By: /s/ Martha Wiegand
Name: Martha A. Wiegand
Title: General Counsel and Secretary

CERTAIN CEI SUBSIDIARIES:

CNX COAL RESOURCES LP
CNX COAL RESOURCES GP LLC
CNX OPERATING LLC

By: /s/ Martha Wiegand
Name: Martha A. Wiegand
Title: General Counsel and Secretary
of each of the Foregoing

Execution Original

CERTAIN CEI SUBSIDIARIES:

CONSOL OF KENTUCKY INC HELVETIA COAL COMPANY ISLAND CREEK COAL COMPANY LAUREL RUN MINING COMPANY LEATHERWOOD, INC.
MTB LLC
TERRA FIRMA COMPANY
WINDSOR COAL COMPANY WOLFPEN KNOB
DEVELOPMENT COMPANY
CONSOL OF CENTRAL
PENNSYLVANIA LLC
CONSOL OF OHIO LLC

By: /s/ William D. Gillenwater
Name: William D. Gillenwater
Title: Vice President
of each of the Foregoing

Execution Original

CERTAIN CEI SUBSIDIARIES:

CONSOL ENERGY SALES COMPANY

By: /s/ David M. Khani
Name: David M. Khani
Title: Vice President
and Chief Financial Officer

CONSOL ENERGY CANADA LTD.

By: /s/ David M. Khani
Name: David M. Khani
Title: Vice President

CNX FUNDING CORPORATION

By: /s/ Steven T. Aspinall
Name: Steven T. Aspinall
Title: Vice President, Assistant Secretary
and Assistant Treasurer

CONSOL FINANCIAL INC.

By: /s/ Lorraine Ritter
Name: Lorraine L. Ritter
Title: Vice President, Assistant Secretary and Assistant Treasurer

CARDINAL STATES GATHERING COMPANY

By: /s/ Timothy C. Dugan
Name: Timothy C. Dugan
Title: Representative

By: /s/ Craig W. Neal
Name: Craig W. Neal
Title: Representative

Execution Original

The Person set forth below hereby executes this First Amendment, effective as of July 31, 2015, solely to acknowledge, and agree with, the effect that expansion of the Pennsylvania Mine Area, as set forth herein, has on the provisions of Section 8.16 of the Cooperation and Safety Agreement.

CONSOL ENERGY INC.

By: /s/ Stephen W. Johnson
Name: Stephen W. Johnson
Title: Executive Vice President and Chief Administrative Officer

Exhibit A

Pennsylvania Mine Area

[See Attached Map]

Exhibit A - Cover Page

Pennsylvania
Ohio
West Virginia
Allegheny
Washington
Greene
Jefferson
Brooke
Belmont
Ohio
Marshall
Wetzel
Monongalia
Marion
Hanover
Smith
Robinson
North Fayette
Collier
South Fayette
Jefferson
Cross Creek
Mount Pleasant
Cecil
Peters
Independence
Hopewell
Chartiers
North Strabane
Canton
Blaine
South Strabane
Somerset
Buffalo
North Franklin
Donegal
South Franklin
North Bethlehem
Amwell
East Finley
Morris
West Finley
Morris
Washington
Morgan
Gray
Richhill
Center
Franklin
Aleppo
Jackson
Whiteley
Wayne
Springhill
Freeport
Gilmore
Perry
Steubenville
Cross Creek
Wells
Buffalo
Warren
Richland
Liberty
Pease
Triadelphia
Union
Sand Hill
Washington
Webster
Clay
Cameron
Meade
Liberty
Franklin
Proctor
Center
Clay
Church
Battelle
Clay
Green
Grant
Mannington
Paw Paw
Grant

Legend

Pennsylvania Mine Area

N

0 2 4 6 8 Miles

Date: 1/7/2016	Prepared By: BF
Revisions:	Approved By:

Exhibit A

Exhibit A

Exhibit A-1

Expansion Area

I.	Fee-Owned Properties:

CONSOL Doc #	Tract No.	Tract Name	Gross Tract Acreage1	Acres in Expansion Area	Township(s)2	Severance Deed	CPCC’s Vesting Deed/Instr.	Coal Map No(s).3	Control No.4
268274	1	George Murray, et ux.	62.16	16.80	Aleppo	DBV 135/506	ORB 483/3325	01-171	P/O 001-073889
268274	2	William Murray, et ux.	40	5.56	Aleppo	DBV 101/545	ORB 483/3325	01-169	P/O 001-073889
268274	3	Grimes Heirs (Joanna Grimes, et al.)	110.897	97.390	Aleppo	DBV 140/476	ORB 483/3325	01-128	P/O 001-073889
268274	4	J. M. Risor	55A 85P	54.22	Aleppo	DBV 107/1	ORB 483/3325	01-127	P/O 001-073889
268274	5	David McCracken, et ux.	85A 8P	7.83	Aleppo	DBV 144/298	ORB 483/3325	01-163	P/O 001-073889
268274	6	Allen Grimes, et ux.	65A 91P	15.33	Aleppo	DBV 101/542	ORB 483/3325	01-165	P/O 001-073889
268274	7	Charles J. Behm, et ux.	205.5	33.84	Aleppo	DBV 122/521	ORB 483/3325	01-164	P/O 001-073889
268274	8	Thomas Campbell, et ux.	75A 24P	72.12	Aleppo	DBV 108/447	ORB 483/3325	01-122	P/O 001-073889

CONSOL Doc #	Tract No.	Tract Name	Gross Tract Acreage1	Acres in Expansion Area	Township(s)2	Severance Deed	CPCC’s Vesting Deed/Instr.	Coal Map No(s).3	Control No.4
268274	9	John Lewis	107A 109P	0.92	Aleppo	DBV 107/467	ORB 483/3325	01-123	P/O 001-073889
268274	10	William Weimer	123A 9P	92.13	Aleppo	DBV 108/3	ORB 483/3325	01-168	P/O 001-073889
268274	11	Milton B. Martin	86A, 1R, 112.5P	All	Aleppo	DBV 133/563	ORB 483/3325	01-113	P/O 001-073889
268274	12	Samuel Tharp	71A 93P	All	Aleppo	DBV 105/76	ORB 483/3325	01-115	P/O 001-073889
268274	13	Thomas M. Tharp Estate	60.75	All	Richhill & Aleppo	DBV 206/239	ORB 483/3325	22-469 01-116	P/O 022-073892 P/O 001-073889
268274	14	Calvin Grimes	138A 80.5P	50.99 (Richhill)& 43.52 (Aleppo)	Richhill & Aleppo	DBV 110/57	ORB 483/3325	22-470 (Richhill) 01-117 (Aleppo)	P/O 022-073892 P/O 001-073889
268274	15	Charlotte Tharp	55A, 1R, 0.5P	All	Aleppo	DBV 109/201	ORB 483/3325	01-114	P/O 001-073889
268274	16	Wayne Brewer, et al.	2A 122P	All	Aleppo	DBV 583/170	ORB 483/3325	01-118-A	P/O 001-073889
268274	17	Samuel Tharp	20	All	Aleppo	DBV 105/234	ORB 483/3325	01-119	P/O 001-073889
268274	18	William T. Weimer	77A 19P	60.19	Aleppo	DBV 108/6	ORB 483/3325	01-120	P/O 001-073889

CONSOL Doc #	Tract No.	Tract Name	Gross Tract Acreage1	Acres in Expansion Area	Township(s)2	Severance Deed	CPCC’s Vesting Deed/Instr.	Coal Map No(s).3	Control No.4
268274	19	Morgan B. Lewis	23A 13P	All	Aleppo	DBV 101/548	ORB 483/3325	01-167	P/O 001-073889
268274	20	Thomas M. Tharp	22A 155P	2.84	Aleppo	DBV 108/96	ORB 483/3325	01-121	P/O 001-073889
268274	21	Alice Chapman	31.6	0.30	Aleppo	DBV 106/545	ORB 483/3325	01-130	P/O 001-073889
268274	22	P.R. Chapman	125	0.40	Aleppo	DBV 468/426	ORB 483/3325	01-131	P/O 001-073889

1 The “Gross Tract Acreage” stated for each tract was obtained from the pertinent severance deed(s). This may differ from the acreage associated with the pertinent Coal Map No(s).
2 All Townships in which the pertinent tract was located at the time of severance are listed.
3 Tracts designated with Coal Map Nos. beginning with “01” are located in Aleppo Township, and refer to parcels shown on Greene County Aleppo Township Coal Map “Y-01”; and tracts designated with Coal Map Nos. beginning with “22” are located in Richhill Township, and refer to parcels shown on Greene County Richhill Township Pittsburgh Coal Map “Y-22”. A tract may consist of acreage located in more than one Township. The Pennsylvania Mine Area is only being expanded to include tract acreage located in the Township(s) for which a Coal Map No. is listed.
4 The 2015 statement of real estate taxes for each Control No. indicates that the Greene County Tax Map No. associated with that Control No. is 00-00-000. “P/O” stands for “part of”.

II.	Leased Properties:

CONSOL Doc #	Tract No.1	Tract Name	Gross Tract Acreage2	Acres in Expan. Area	Twp(s)3	Severance Deed(s)	Coal Party’s Vesting Instrument(s)	Coal Map No(s).4	Control No.5	Assoc’d Surf. Tax Parcel(s)6
268273	1 (12)	Stephen U. McNeely, et al.	166.453	34.604	Aleppo & Jackson	DBV 161/401	ORB 483/3347	01-185	P/O 001-076870	P/O 01-01-166
268273	2 (17)	Elizabeth Parry (Z. T. Parry)	111.5	All	Aleppo	DBV 360/78	ORB 483/3347	01-182	P/O 001-076870	01-01-158 01-01-158A & P/O 01-01-169
268273	3 (24)	W.W. Parry	61.1892	59.2696	Aleppo	DBV 297/321	ORB 483/3347	01-181	P/O 001-076870	01-01-157
268273	4 (25)	J.C. Whipkey No. 1	68.25	46.07	Aleppo	DBV 383/169 (1/8) DBV 479/517 (7/8)	ORB 483/3347	P/O 01-179	P/O 001-076870	P/O 01-01-156
268273	5 (23)	J.C. Whipkey No. 2	71.23	All	Aleppo	DBV 383/169 (1/8) DBV 479/517 (7/8)	ORB 483/3347	P/O 01-179	P/O 001-076870	P/O 01-01-156
268273	6 (16)	Samuel L. Evans	166	All	Aleppo	DBV 110/171	ORB 483/3347	01-178	P/O 001-076870	01-01-150 A 01-01-151 A 01-01-151B 01-01-151C 01-01-151D 01-01-152 01-01-153

CONSOL Doc #	Tract No.1	Tract Name	Gross Tract Acreage2	Acres in Expan. Area	Twp(s)3	Severance Deed(s)	Coal Party’s Vesting Instrument(s)	Coal Map No(s).4	Control No.5	Assoc’d Surf. Tax Parcel(s)6
268273	7 (10)	Peter Parson Heirs	244.436	All	Aleppo	WB 12/293 (CL M/R’s) DBV 521/595 (M/R’s)	ORB 483/3347	01-107	P/O 001-076870	01-01-159 01-01-159A 01-01-159B 01-01-159C 01-01-159D 01-01-159E
268273	8 (5)	William Clendenning Heirs	(1) 131A, 20P (2) 2A , 67P	79.48	Aleppo	DBV 244/229	ORB 483/3347	01-103	P/O 001-076870	01-01-161 01-01-161A
268273	9 (4)	S.F. Wright	157.32	102.86	Aleppo & Richhill	DBV 185/352	ORB 483/3347	01-106	P/O 001-076870	01-01-134 01-01-160
268273	10 (9 & 2)	C.B. Wright	(1) 119A, 34P (2) 4A, 29P	All	Aleppo	DBV 278/115 (3/4) DBV 652/623 (1/4)	ORB 483/3347	01-108	P/O 001-076870	P/O 01-01-136
268273	11 (15)	Elizabeth A. King Heirs (William B. King)	58.16	All	Aleppo	DBV 145/285 (6/10) DBV 180/110 (1/10) DBV 234/58 (3/10)	ORB 483/3347	01-175	P/O 001-076870	01-01-139 01-01-139A 01-01-139B
268273	12 (20)	George Weimer, et al. (H. Elbin)	119.33	61.97	Aleppo	DBV 135/509	ORB 483/3347	01-172	P/O 001-076870	P/O 01-01-140 01-01-141

CONSOL Doc #	Tract No.1	Tract Name	Gross Tract Acreage2	Acres in Expan. Area	Twp(s)3	Severance Deed(s)	Coal Party’s Vesting Instrument(s)	Coal Map No(s).4	Control No.5	Assoc’d Surf. Tax Parcel(s)6
268273	13 (14)	Samuel P. McVay (Ella B. Adams)	81A, 98P	All	Aleppo	DBV 119/169	ORB 483/3347	01-174	P/O 001-076870	01-01-136A 01-01-138 01-01-138A
268273	14 (2)	David P. King, et al.	69.27	All	Aleppo	DBV 161/392	ORB 483/3347	01-109	P/O 001-076870	01-01-135
268273	15 (3)	Charles Behm No. 1	59.27 (Part of 153.33)	49.87	Aleppo & Richhill	DBV 122/521 (Tract No. 1)	ORB 483/3347	01-110	P/O 001-076870	01-01-134
268273	16 (13)	William T. Kent No. 1	35.5	All	Aleppo	DBV 190/480	ORB 483/3347	01-173	P/O 001-076870	01-01-137
268273	17 (8)	Charles J. Behm No. 2	100	All	Aleppo	DBV 122/521 (Tract No. 2)	ORB 483/3347	01-112	P/O 001-076870	01-01-131 01-01-131A 01-01-131B
268273	18 (1)	William Kent No. 3	125.75	All	Aleppo & Richhill	DBV 180/401 (2/3) DBV 280/161 (1/3)	ORB 483/3347	01-111 22-468	P/O 001-076870 022-074994	01-01-133 01-01-133A 01-01-133B 22-01-121 & P/O 22-01-120
268273	19 (22)	William Lohr	34.386	27.238	Aleppo	DBV 145/242	ORB 483/3347	01-177	P/O 001-076870	P/O 01-01-148
268273	20 (21)	William Finch No. 1	36.28	25.48	Aleppo	DBV 140/445	ORB 483/3347	01-176	P/O 001-076870	01-01-149 & P/O 01-01-145

CONSOL Doc #	Tract No.1	Tract Name	Gross Tract Acreage2	Acres in Expan. Area	Twp(s)3	Severance Deed(s)	Coal Party’s Vesting Instrument(s)	Coal Map No(s).4	Control No.5	Assoc’d Surf. Tax Parcel(s)6
268273	21 (11)	Dr. Wm Parry	(1) 64.32 (2) 16A, 15P	50.08	Aleppo	DBV 574/460 (CL M/R’s) DBV 460/888 (4/5) DBV 622/985 (1/5)	ORB 483/3347	01-184	P/O 001-076870	01-01-169A & P/O 01-01-169
268273	22 (26 & 32)	Armstrong Grim, et al. Catherine Grim, et al.	200+/-	0.08 1.20	Aleppo	DBV 582/932 DBV 280/157	ORB 483/3347	01-189 01-194	P/O 001-076870	01-01-172 & P/O 01-01-173
268273	23 (31)	Noah Whipkey	25.8	1.30	Aleppo	DBV 145/511	ORB 483/3347	01-195	P/O 001-076870	P/O 01-01-147
268273	24 (7)	Philip. Wood	95.98 (47.9 Aleppo)	4.29	Aleppo & Jackson	DBV 135/512	ORB 483/3347	01-102	P/O 001-076870	P/O 01-01-156 01-01-101
268273	25 (18)	Lewis Parry (W.W. Parry)	49.23	9.86	Aleppo	Partition Docket 5/265	ORB 483/3347	01-188	P/O 001-076870	P/O 01-01-148 01-01-128 01-01-128A
389580	26	John L. Riggs Heirs (David Finch)	88.9	20.85	Richhill	DBV 169/434 (1/5) DBV 169/438 (4/5)	RBV 154/247 RBV 404/682 (Sublease) ORB 483/3368	22-453	P/O 022-077480	P/O 22-08-107
389580	27	Amanda Mundell	9	0.60	Richhill	DBV 153/561	RBV 154/247 RBV 404/682 (Sublease) ORB 483/3368	22-458	P/O 022-077480	P/O 22-08-108

CONSOL Doc #	Tract No.1	Tract Name	Gross Tract Acreage2	Acres in Expan. Area	Twp(s)3	Severance Deed(s)	Coal Party’s Vesting Instrument(s)	Coal Map No(s).4	Control No.5	Assoc’d Surf. Tax Parcel(s)6
389580	28	Jennie Wisecarver (David Chess)	137A, 90P	16.56	Richhill	DBV 130/525 DBV 130/578	RBV 154/247 RBV 404/682 (Sublease) ORB 483/3368	22-457	P/O 022-077480	P/O 22-08-118
389580	29	Asa M. Hughes	41.55	0.09	Richhill	DBV 164/489	RBV 154/247 RBV 404/652 (Sublease) ORB 483/3360	22-459	P/O 022-077480	P/O 22-08-122
389580	30	Wm. Madison Hughes	36.84	34.18	Richhill	DBV 164/492	RBV 154/247 RBV 404/652 (Sublease) ORB 483/3360	22-467	P/O 022-077480	P/O 22-08-120
389580	31	Mary E. Wendell (Z. Davis)	21.286	3.08	Richhill	DBV 203/558	RBV 154/247 RBV 404/652 (Sublease) ORB 483/3360	22-466	P/O 022-077480	P/O 22-08-122A
389580	32	Charles Behm No. 1	94.56 (P/O 153.33)	19.13	Aleppo & Richhill	DBV 122/521 (Tract No. 1)	RBV 154/247 RBV 404/652 (Sublease) ORB 483/3360	01-110 22-465	P/O 001-076899 P/O 022-077480	P/O 01-01-134 P/O 22-08-123
389580	33	S.F. Wright	157.32	1.32	Aleppo & Richhill	DBV 185/352	RBV 154/247 RBV 404/652 (Sublease) ORB 483/3360	01-106	P/O 001-076899	P/O 01-01-160
389580	34	J.W. Bryan	346A, 16P	4.11	Aleppo	DBV 545/568 DBV 550/191	RBV 154/247 RBV 404/682 (Sublease) ORB 483/3368	01-126	P/O 001-076899	P/O 01-02-125

1 The number(s) in parenthesis below the tract number, if any, indicates the Greene Manor Map No(s). associated with that tract.
2 The “Gross Tract Acreage” stated for each tract was obtained from the pertinent severance deed(s). This may differ from the acreage assessed for the pertinent Coal Map No(s).
3 All Townships in which the pertinent tract was located at the time of severance are listed.
4 Tracts designated with Coal Map Nos. beginning with “01” are located in Aleppo Township, and refer to parcels shown on Greene County Aleppo Township Coal Tax Map “Y-01”; and tracts designated with Coal Map Nos. beginning with “22” are located in Richhill Township, and refer to parcels shown on Greene County Richhill Township Pittsburgh Coal Tax Map “Y-22”. A tract may consist of acreage located in more than one Township. The Pennsylvania Mine Area is only being expanded to include tract acreage located in the Township(s) for which a Coal

Map No. is listed.
5 The 2015 statement of real estate taxes for each Control No. indicates that the Greene County Tax Map No. associated with that Control No. is 00-00-000. “P/O” stands for “part of”.
6 NO SURFACE PROPERTY WAS ASSIGNED OR TRANSFERRED TO THE COAL PARTY. This column reflects the County tax map number(s) for the surface parcels that overlie the portion of the Leased Premises that is being assigned. These numbers are included solely for purposes of ensuring compliance with Ordinance No. 130418 of the Board of Commissioners of Greene County, Pennsylvania, enacted on April 18, 2013, commonly known as the Greene County Tax Parcel Number Ordinance.

III.

Schedule 1

CEI Subsidiaries

CNX Gas Corporation
CONSOL Amonate Facility LLC
CONSOL Amonate Mining Company LLC
CONSOL Buchanan Mining Company LLC
CONSOL Mining Company LLC
CONSOL Mining Holding Company LLC
R&PCC LLC
CNX Land LLC
CNX RCPC LLC
CNX Marine Terminals Inc.
CONSOL Energy Sales Company
CNX Water Assets LLC
CONSOL of Kentucky Inc.
Helvetia Coal Company
Island Creek Coal Company
Laurel Run Mining Company Leatherwood, Inc.
MTB LLC
Terra Firma Company
Windsor Coal Company
Wolfpen Knob Development Company
CONSOL of Central Pennsylvania LLC
CONSOL of Ohio LLC
CNX Funding Corporation
CONSOL Financial Inc.
CONSOL of Canada Inc.
CONSOL Energy Canada Ltd.
Cardinal States Gathering Company
CNX Coal Resources LP
CNX Coal Resources GP LLC
CNX Operating LLC

Schedule 1 - Page 1 of 1